Exhibit (11) under Form N-1A
                                   Exhibit 23 under Item 601/Reg SK


CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in Post-Effective Amendment No. 6 to the Registration Statement of the Small Cap Index and EAFE Equity Index Funds(two of the Funds comprising BT Advisor Funds) and BT Investment Equity 500 Index Fund (one of the Funds comprising BT Pyramid Mutual Funds) on Form N-1A of our report dated January 27, 1997 on our audits of the financial statements and financial highlights of the Small Cap Index and EAFE Equity Index Portfolios (two of the Portfolios comprising BT Investment Portfolios) and the Equity 500 Index Portfolio, which report is included in the Annual Report to Shareholders for the year ended December 31, 1996, which is incorporated by reference in the Post-Effective Amendment to the Registration Statement. We also consent to the reference in the Statement of Additional Information to our Firm under the caption `Counsel and Independent Accountants.''

/s/ Coopers & Lybrand L.L.P.
COOPERS & LYBRAND L.L.P.

Kansas City, Missouri
February 3, 1997




                                   Exhibit (11) under Form N-1A
                                   Exhibit 23 under Item 601/Reg SK


CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in Post-Effective Amendment No. 6 to the Registration Statement of the Small Cap Index and EAFE Equity Index Funds(two of the Funds comprising BT Advisor Funds) and BT Investment Equity 500 Index Fund (one of the Funds comprising BT Pyramid Mutual Funds) on Form N-1A of our report dated January 27, 1997 on our audits of the financial statements and financial highlights of the BT Advisor and Pyramid Mutual Funds, which report is included in the Annual Report to Shareholders for the year ended December 31, 1996, which is incorporated by reference in the Post-Effective Amendment to the Registration Statement. We also consent to the reference in the Statement of Additional Information to our Firm under the caption `Counsel and Independent Accountants.''

/s/ Coopers & Lybrand L.L.P.
COOPERS & LYBRAND L.L.P.

Kansas City, Missouri
February 3, 1997